UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2023

Neutra Corp.

(Exact name of registrant as specified in its charter)

Wyoming	0-55077	27-4505461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 Sugar Creek Center Blvd., Suite 200

Sugarland, TX 77478

(Address of principal executive offices)(Zip Code)

702-793-4121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NTRR	OTC Markets Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On August 1, 2023, the Board of Directors of Neutra Corp., a Wyoming corporation (the “Company”), approved the engagement of BF Borgers CPA PC (“BF Borgers”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2024, effective immediately, and dismissed M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended January 31, 2023 and 2022 and the subsequent interim period, there were no (i) no disagreements (as defined in item 304(a)(1)(iv) of Regulation S-K) with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to make reference to the subject matter of the disagreements in their report on the Company’s financial statements, or (ii) reportable events under Item 304(a)(1)(v) of Registration S-K).

The audit reports of M&K on the consolidated financial statements of the Company as of and for the years ended January 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

M&K’s report for the Company’s financial statements for the fiscal years ended January 31, 2023 and 2022 contained an explanatory paragraph in respect to the Company’s ability to continue as a going concern.

The Company previously provided M&K with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that M&K issue a letter, addressed to the U.S. Securities and Exchange Commission, stating whether M&K agrees with the statements contained in this Item 4.01(a). A copy of the letter received from M&K, dated August 2, 2023, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended January 31, 2023 and 2022 and any subsequent interim period through August 1, 2023, neither the Company nor anyone on its behalf consulted with BF Borgers regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on its financial statements by BF Borgers, and neither a written report or oral advice was provided to the Company by BF Borgers that BF Borgers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K) between the Company and its former independent registered public accounting firm, M&K.

Item 9.01 Financial Statements and Exhibits.

16.1	Letter from M&K CPAS, PLLC dated August 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neutra Corp.

Date: August 4, 2023	By: /s/ Sydney Jim
Name: Sydney Jim Title: President, Secretary, Treasurer, Principal Executive Officer, Principal Financial and Accounting Officer, and Sole Director